Income Taxes	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
INCOME TAXES [Text Block]
NOTE 22: INCOME TAXES

Marshall Islands, Greece, Malta, Liberia, Panama and Malta, do not impose a tax on international shipping income. Under the laws of Marshall Islands, Greece, Liberia and Panama the countries of the companies' incorporation and vessels' registration, the companies are subject to registration and tonnage taxes which have been included in vessel operating expenses in the accompanying consolidated statements of income.

Certain of the Company's subsidiaries are registered as Law 89 companies in Greece. These Law 89 companies are exempt from Greek income tax on their income derived from certain activities related to shipping. Since all the Law 89 companies conduct only business activities that qualify for the exemption of Greek income tax, no provision has been made for Greek income tax with respect to income derived by these Law 89 companies from their business operations in Greece.

Pursuant to Section 883 of the Internal Revenue Code of the United States (the "Code"), U.S. source income from the international operation of ships is generally exempt from U.S. income tax if the company operating the ships meets certain incorporation and ownership requirements. Among other things, in order to qualify for this exemption, the company operating the ships must be incorporated in a country which grants an equivalent exemption from income taxes to U.S. corporations. All the Company's ship-operating subsidiaries satisfy these initial criteria. In addition, these companies must be more than 50% owned by individuals who are residents, as defined, in the countries of incorporation or another foreign country that grants an equivalent exemption to U.S. corporations. Subject to proposed regulations becoming finalized in their current form, management of the Company believes by virtue of a special rule applicable to situations where the ship operating companies are beneficially owned by a publicly traded company like the Company, the second criterion can also be satisfied based on the trading volume and ownership of the Company's shares, but no assurance can be given that this will remain so in the future.

In Belgium profit from ocean shipping is taxable based on the tonnage of the sea-going vessels from which the profit is obtained ("tonnage tax") or taxation is based on the regular income tax rate of 33.99% applying the special optional system of depreciations of new or second hand vessels. From 2008 onwards, the Company qualifies for the first method of taxation. Following the acquisition by a Belgian tax payer, sea-going vessels and shares in such new vessels receive tax allowances as follows:

•	for the financial year of putting into service: maximum depreciation 20% straight line;

•	for each of the two following financial years: maximum depreciation of 15% straight line;

•	then per financial year up to the complete writing off: maximum depreciation of 10% straight line.

The tax expense reflected in the Company's consolidated financial statements for the year ended December 31, 2011 and 2010 is mainly attributable to Kleimar and to Navios Holdings' subsidiaries in South America, which are subject to the Argentinean, Brazilian and Paraguayan income tax regime.

CNSA is located in a tax free zone and is not liable to income or other tax. Navios Logistics' operations in Uruguay are exempted from income taxes.

Income tax liabilities of the Argentinean companies for the current and prior periods are measured at the amount expected to be paid to the taxation authorities, using a tax rate of 35% on the taxable net income. Tax rates and tax laws used to assess the income tax liability are those that are effective on the close of the fiscal period. Additionally, at the end the fiscal year, Argentinean companies in Argentina have to calculate an assets tax ("Impuesto a la Ganancia Minima Presunta" or Alternative Minimum Tax). This tax is supplementary to income tax and is calculated by applying the effective tax rate of 1% over the gross value of the corporate assets (based on tax law criteria). The subsidiaries' tax liabilities will be the higher of income tax or Alternative Minimum Tax. However, if the Alternative Minimum Tax exceeds income tax during any fiscal year, such excess may be computed as a prepayment of any income tax excess over the Alternative Minimum Tax that may arise in the next ten fiscal years.

Under the tax laws of Argentina, the subsidiaries of the Company in that country are subject to taxes levied on gross revenues. Rates differ depending on the jurisdiction where revenues are earned for tax purposes. Average rates were approximately 4.2% for the year ended December 31, 2011 (4.3% for 2010).

There are two possible options to determine the income tax liability of Paraguayan companies. Under the first option income tax liabilities for the current and prior periods are measured by applying the tax rate of 10% on the fiscal profit and loss. 50% of revenues derived from international freights are considered Paraguayan sourced (and therefore taxed) if carried between Paraguay and Argentina, Bolivia, Brazil or Uruguay, Alternatively, only 30% of revenues derived from international freights are considered Paraguayan sourced. Companies whose operations are considered international freights can choose to pay income taxes on their revenues at an effective tax rate of 1% on such revenues, without considering any other kind of adjustments. Fiscal losses, if any, are neither deducted nor carried forward.

The corporate income tax rate in Brazil and Paraguay is 34% and 10%, respectively for the year ended December 31, 2011.

The Company's deferred taxes as of December 31, 2011 and 2010, relate primarily to deferred tax liabilities on acquired intangible assets recognized in connection with the Horamar acquisition.

As of January 1, 2007, the Company adopted the provisions of FASB for Accounting for Uncertainty in Income Taxes. This guidance requires application of a more likely than not threshold to the recognition and derecognition of uncertain tax positions. This guidance permits the Company to recognize the amount of tax benefit that has a greater that 50 percent likelihood of being ultimately realized upon settlement. It further requires that a change in judgment related to the expected ultimate resolution of uncertain tax positions be recognized in earnings in the quarter of such change. Kleimar's open tax years are 2006 and 2007. Argentinean companies have open tax years ranging from 2005 and onwards and Paraguayan and Brazilian companies have open tax years ranging from 2006 and onwards. In relation to these open tax years, the Company believes that there are no material uncertain tax positions.